SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 27, 2004

CASCADE CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	1-12557	93-0136592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 N.E. 201st Avenue
Fairview, Oregon 97024-9718
(Address of principal executive offices) (Zip Code)

(503) 669-6300
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.  The following exhibits are included with this report:

99.1  Press release issued on May 27, 2004.

99.2  Transcript of conference call held on May 27, 2004.

Item 12.  Results of Operation and Financial Condition.

On May 27, 2004, Cascade Corporation issued a press release announcing results for its first fiscal quarter ended April 30, 2004, and held a conference call regarding the results.  The press release is included as Exhibit 99.1 and the transcript is included as Exhibit 99.2 to this Form 8-K.  This discussion, as well as the press release and the transcript, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cascade Corporation

By:	/s/ JOSEPH G. POINTER
Joseph G. Pointer Secretary

Dated: June 4, 2004